SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                               CURRENT INFORMATION



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 8, 1997
                                                 -------------------------------

                           Commission File No. 0-25276


                               DIGIMEDIA USA, INC.
                               -------------------
              (Exact name of small business issuer in its charter)

             NEVADA                                          88-0320364
             ------                                          ----------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)


                  2454 NE 13TH AVE., FORT LAUDERDALE, FL. 33305
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (954) 565-8726
                           (Issuer's telephone number)


                                 NOT APPLICABLE
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

5.  OTHER EVENTS.


         On Thursday, May 8, 1997, the Board of Directors of DigiMedia USA, Inc. approved a reduction in the authorized shares from 75,000,000 to 10,714,275, to become effective on Friday May, 9, 1997. The issued and outstanding was correspondingly decreased from 15,056,225 to 2,150,889. This effectively results in a reverse split of 7 to 1 for all current DigiMedia shareholders. The action was taken to establish a more attractive float to investors and poise the company in a more advantageous position regarding mergers and acquisitions. The changed was made pursuant to the requirements of Nevada Statutes 78-209.





                                          By Order of the Board of Directors

                                                    /S/ GENE FARMER
                                                    ---------------
                                                    GENE FARMER, SECRETARY